UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 8, 2008
(Date of earliest event reported)
ATS MEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-18602

Minnesota (State or other jurisdiction of incorporation)	41-1595629 (IRS Employer Identification No.)
3905 Annapolis Lane N.
Minneapolis, Minnesota 55447
(Address of principal executive offices, including zip code)
(763) 553-7736
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
2000 Stock Incentive Plan, as Amended
Articles of Amendment to the Second Restated Articles of Incorporation
Management Presentation

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 8, 2008, ATS Medical, Inc. (the “Company”) held its 2008 Annual Meeting of Shareholders (the “Annual Meeting”). The agenda for the Annual Meeting was to vote on business items included in the Company’s definitive proxy statement dated April 7, 2008. All items presented to shareholders were approved at the Annual Meeting. One such item approved by shareholders at the Annual Meeting was an amendment to the ATS Medical, Inc. 2000 Stock Incentive Plan to increase the number of shares of common stock available for awards granted under the plan by 4,000,000 shares. The number of shares votes for this amendment was 21,539,682, and the number of shares votes against this amendment was 8,399,077. A copy of the ATS Medical, Inc. 2000 Stock Incentive Plan, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
     During the Annual Meeting, Company management provided a review of the business, including recent financial results, projected 2008 financial results and updates regarding the Company’s markets and products. Among other items, the presentation highlighted the Company’s products under development, including but not limited to its (i) “Forcefield” technology for modification of the mechanism of interaction between blood and a prosthetic medical device, (ii) ATS 3F EnableTM sutureless tissue valve for aortic valve replacement and (iii) minimally invasive ATS CryoMazeTM Surgical Ablation products for the treatment of cardiac arrhythmias. A copy of management’s presentation to shareholders is filed as Exhibit 99.1 to this Current Report on Form 8-K.
     The Company’s Forcefield technology is a treatment process designed to create an interface between a prosthesis and the patient’s own blood that would not require concomitant anticoagulation therapy. Long-term animal studies designed to prove the sustainability of the effect of the Forcefield technology are underway, with results expected by the end of the third quarter of 2008. The Company believes that a successful outcome for Forcefield could become a differentiating factor for the Company’s Open Pivot® Heart Valve and could lead to modification of patient indications for mechanical versus tissue heart valves in certain markets.
     The presentation by Company management at the Annual Meeting also included financial projections for fiscal 2008, which included projected revenues of between $62 million and $66 million, a projected gross profit of 60% or greater, and projected EBITDA of between a ($3.5) million loss and a ($6.5) million loss. EBITDA is defined as earnings (loss) adjusted to exclude interest, taxes, depreciation and amortization. EBITDA is not a measurement of financial performance under generally accepted accounting principles (GAAP). As a result, EBITDA has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•	EBITDA does not reflect the Company’s cash expenditures or future requirements for capital expenditures or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debts;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies may calculate EBITDA differently than we do, thereby limiting its usefulness as a comparative measure.

     Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of its business. The Company compensates for these limitations by considering the economic effect of the excluded expense items independently and relying primarily on GAAP results and using EBITDA only supplementally. The Company’s EBITDA is not a measurement of the Company’s financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity.
     The following table sets forth the reconciliation of projected 2008 EBITDA, a non-GAAP financial measure, to projected 2008 net loss, the Company’s most directly comparable financial measure in accordance with GAAP:

	Low-End	High-End
(Dollars in thousands)	2008 Projection	2008 Projection

GAAP projected net loss	($11,849)	($14,849)

Interest expense, net of interest income	2,469	2,469
Provision for income taxes	220	220
Depreciation of property and equipment	2,200	2,200
Amortization of intangibles	3,460	3,460

Projected EBITDA (loss)	($3,500)	($6,500)

Item 8.01.	Other Events.
     At the Annual Meeting, shareholders approved an amendment to the Company’s Second Restated Articles of Incorporation to increase the number of shares of its common stock authorized for issuance by 50,000,000 shares. The number of shares votes in favor of the increase in the number of shares authorized for issuance was 40,795,038, and the number of shares voted against this proposal was 8,000,158. A copy of the amendment to the Company’s Second Restated Articles of Incorporation is filed as Exhibit 10.2 to this Current Report on Form 8-K.
     The Company also obtained shareholder approval to allow for the full exercise of common stock warrants issued to Alta Partners, VIII, L.P. (“Alta”) in June 2007. Because the proceeds of the Alta financing were used to fund the Company’s acquisition of certain assets of the cryoablation surgical device business of CryoCath Technologies, Inc. (“CryoCath”) and because the shares issued to Alta in the Alta financing were equal to 19.9% of the Company’s outstanding common stock prior to the financing, the Company was required to obtain shareholder approval for the issuance of shares (rather than cash) upon exercise of the Alta warrants in order to comply with NASDAQ Marketplace Rule 4350(i)(1)(C). At the Annual Meeting, shareholders approved the removal of the share issuance limitations in accordance with NASDAQ Marketplace Rule 4350(i)(1)(C). As a result, Alta may receive shares upon exercise of the warrants they received in connection with the Alta financing.

Item 9.01	Financial Statements and Exhibits.
     (d)       Exhibits
     10.1      ATS Medical, Inc. 2000 Stock Incentive Plan, as amended.
     10.2      Articles of Amendment to the Second Restated Articles of Incorporation of ATS Medical, Inc.
     99.1       Management Presentation at the ATS Medical Annual Meeting of Shareholders held on May 8, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATS MEDICAL, INC.
By:	\s\ Michael R. Kramer
Michael R. Kramer
Chief Financial Officer

Date: May 13, 2008

EXHIBIT INDEX
     10.1       ATS Medical, Inc. 2000 Stock Incentive Plan, as amended.
     10.2       Articles of Amendment to the Second Restated Articles of Incorporation of ATS Medical, Inc.
     99.1       Management Presentation at the ATS Medical Annual Meeting of Shareholders held on May 8, 2008.